Exhibit 21.1

Subsidiary Information
As of February 19, 2020

Company	Jurisdiction of Incorporation	Doing Business As
Bausch & Lomb Argentina S.R.L.	Argentina	Bausch & Lomb Argentina S.R.L.
Waicon Vision S.A.	Argentina	Waicon Vision S.A.
Bausch & Lomb (Australia) Pty Limited	Australia	Bausch & Lomb (Australia) Pty Limited
Bausch Health Australia Pty Limited (f/k/a Valeant Holdco 2 Pty Ltd)	Australia	Bausch Health Australia Pty Limited (f/k/a Valeant Holdco 2 Pty Ltd)
Wirra Holdings Pty Limited	Australia	Wirra Holdings Pty Limited
Bausch & Lomb Gesellschaft m.b.H.	Austria	Bausch & Lomb GmbH
Closed Joint-Stock Company Bausch Health (f/k/a Closed Joint-Stock Company Valeant Pharma)	Belarus	CJSC Bausch Health (f/k/a CJSC Valeant Pharma)
Bausch & Lomb Pharma S.A.	Belgium	Bausch & Lomb Pharma S.A.
PharmaSwiss BH Društvo za trgovinu na veliko d.o.o. Sarajevo	Bosnia	PharmaSwiss BH d.o.o. Sarajevo
BL Importações Ltda.	Brazil	BL Importações Ltda.
BL Indústria Ótica Ltda.	Brazil	BL Indústria Ótica Ltda.
0909657 B.C. Ltd.	British Columbia (Canada)	0909657 B.C. Ltd.
PharmaSwiss EOOD	Bulgaria	PharmaSwiss EOOD
Bausch Health, Canada Inc.	Canada	Bausch Health, Canada Inc.
Valeant Canada GP Limited/ Commandité Valeant Canada Limitée	Canada	Valeant Canada GP Limited/ Commandité Valeant Canada Limitée
Valeant Canada Limited / Valeant Canada Limitée	Canada	Valeant Canada Limited / Valeant Canada Limitée
Valeant Canada S.E.C./Valeant Canada LP	Canada	Valeant Canada S.E.C./Valeant Canada LP
V-BAC Holding Corp.	Canada	V-BAC Holding Corp.
9079-8851 Quebec Inc.	Quebec (Canada)	9079-8851 Quebec Inc.
Mercury (Cayman) Holdings	Cayman Islands	Mercury (Cayman) Holdings
Bausch & Lomb (Shanghai) Trading Co., Ltd.	China	Bausch & Lomb (Shanghai) Trading Co., Ltd.
Beijing Bausch & Lomb Eyecare Co., Ltd.	China	Beijing Bausch & Lomb Eyecare Co., Ltd.
Shandong Bausch & Lomb Freda New Packing Materials Co., Ltd.	China	Shandong Bausch & Lomb Freda New Packing Materials Co., Ltd.
Shandong Bausch & Lomb Freda Pharmaceutical Co., Ltd.	China	Shandong Bausch & Lomb Freda Pharmaceutical Co., Ltd.
Cambridge Pharmaceutical S.A.S.	Colombia	Cambridge Pharmaceutical S.A.S.
Farmatech S.A.	Colombia	Farmatech S.A.
Humax Pharmaceutical S.A.	Colombia	Humax Pharmaceutical S.A.

PharmaSwiss društvo s ograničenom odgovornošću za trgovinu i usluge	Croatia	PharmaSwiss društvo s ograničenom odgovornošću za trgovinu i usluge
PharmaSwiss Ceská republika s.r.o.	Czech Republic	PharmaSwiss Ceská republika s.r.o.
Amoun Distribution LLC	Egypt	Amoun Distribution LLC
Amoun Pharmaceutical Company S.A.E.	Egypt	Amoun Pharmaceutical Company S.A.E.
ICN Egypt LLC	Egypt	ICN Egypt LLC
PharmaSwiss Eesti OÜ	Estonia	PharmaSwiss Eesti OÜ
Bausch & Lomb France S.A.S.	France	Bausch & Lomb France S.A.S.
Laboratoire Chauvin S.A.S.	France	Laboratoire Chauvin S.A.S.
Bausch & Lomb GmbH	Germany	Bausch & Lomb GmbH
B L E P Holding GmbH	Germany	B L E P Holding GmbH
Dr. Gerhard Mann chem.-pharm. Fabrik Gesellschaft mit beschränkter Haftung	Germany	Dr. Gerhard Mann chem.-pharm. Fabrik GmbH
Dr. Robert Winzer Pharma GmbH	Germany	Dr. Robert Winzer Pharma GmbH
Grundstücksverwaltungsgesellschaft Dr.Gerhard Mann chem.- pharm. Fabrik GmbH	Germany	Grundstücksverwaltungsgesellschaft Dr.Gerhard Mann chem.- pharm. Fabrik GmbH
Pharmaplast Vertriebsgesellschaft mbH	Germany	Pharmaplast Vertriebsgesellschaft mbH
Technolas Perfect Vision GmbH	Germany	Technolas Perfect Vision GmbH
Bausch Health Hellas Single-Member Pharmaceuticals Société Anonyme (f/k/a PharmaSwiss Hellas Commercial Société Anonyme of Pharmaceuticals)	Greece	Bausch Health Hellas (f/k/a PharmaSwiss Hellas S.A.)
Bausch & Lomb (Hong Kong) Limited	Hong Kong	Bausch & Lomb (Hong Kong) Limited
Sino Concept Technology Limited	Hong Kong	Sino Concept Technology Limited
Bausch Health Magyarország Korlátolt Felelõsségû Társaság (f/k/a Valeant Pharma Magyarország Kereskedelmi Korlátolt Felelősségű Társaság)	Hungary	Bausch Health Magyarország Korlátolt Felelõsségû Társaság (f/k/a Valeant Pharma Magyarország Kereskedelmi Korlátolt Felelősségű Társaság)
Bausch & Lomb India Private Limited	India	Bausch & Lomb India Private Limited
PT Bausch Lomb Indonesia	Indonesia	PT Bausch Lomb Indonesia
Bausch Health Ireland Limited	Ireland	Bausch Health Ireland Limited
Oceana Therapeutics Limited	Ireland	Oceana Therapeutics Limited
Valeant Holdings Ireland	Ireland	Valeant Holdings Ireland
Bausch Health HoldCo Limited	Ireland	Bausch Health HoldCo Limited
Bausch & Lomb-IOM S.p.A.	Italy	Bausch & Lomb-IOM S.p.A.
B.L.J. Company Limited	Japan	B.L.J. Company Limited
Bausch & Lomb (Jersey) Limited	Jersey	Bausch & Lomb (Jersey) Limited
Bausch Health LLP (f/k/a Valeant LLP)	Kazakhstan	Bausch Health LLP (f/k/a Valeant LLP)
Bausch & Lomb Korea Co., Ltd.	Korea	Bausch & Lomb Korea Co., Ltd.
Bausch Health Korea Co., Limited	Korea	Bausch Health Korea Co., Limited
Bescon Co., Ltd.	Korea	Bescon Co., Ltd.
UAB PharmaSwiss	Lithuania	UAB PharmaSwiss
Bausch & Lomb Luxembourg S.à r.l.	Luxembourg	Bausch & Lomb Luxembourg S.à r.l.
Valeant Finance Luxembourg S.à r.l.	Luxembourg	Valeant Finance Luxembourg S.à r.l.

Valeant Pharmaceuticals Luxembourg S.à r.l.	Luxembourg	Valeant Pharmaceuticals Luxembourg S.à r.l.
Bausch & Lomb (Malaysia) Sdn. Bhd.	Malaysia	Bausch & Lomb (Malaysia) Sdn. Bhd.
Bausch & Lomb México, S.A. de C.V.	Mexico	Bausch & Lomb México, S.A. de C.V.
Laboratorios Fedal, S.A.	Mexico	Laboratorios Fedal, S.A.
Laboratorios Grossman, S.A.	Mexico	Laboratorios Grossman, S.A.
Nysco de México, S.A. de C.V.	Mexico	Nysco de México, S.A. de C.V.
Tecnofarma, S.A. de C.V.	Mexico	Tecnofarma, S.A. de C.V.
Valeant Servicios y Administración, S. de R.L. de C.V.	Mexico	Valeant Servicios y Administración, S. de R.L. de C.V.
Bausch+Lomb OPS B.V.	Netherlands	Bausch+Lomb OPS B.V.
Natur Produkt Europe B.V.	Netherlands	Natur Produkt Europe B.V.
Valeant Dutch Holdings B.V.	Netherlands	Valeant Dutch Holdings B.V.
Bausch & Lomb (New Zealand) Limited	New Zealand	Bausch & Lomb (New Zealand) Limited
Valeant Farmacéutica Panamá, S.A.	Panama	Valeant Farmacéutica Panamá, S.A.
Bausch Health Perú S.R.L. (f/k/a Valeant Farmacéutica Perú S.R.L.)	Peru	Bausch Health Perú S.R.L. (f/k/a Valeant Farmacéutica Perú S.R.L.)
Bausch & Lomb Philippines Inc.	Philippines	Bausch & Lomb Philippines Inc.
Emo-Farm spółka z ograniczoną odpowiedzialnością	Poland	Emo-Farm sp. z o.o.
ICN Polfa Rzeszow Spółka Akcyjna	Poland	ICN Polfa Rzeszow SA
Przedsiebiorstwo Farmaceutyczne Jelfa Spółka Akcyjna	Poland	Przedsiebiorstwo Farmaceutyczne Jelfa SA
Valeant Med spółka z ograniczoną odpowiedzialnością	Poland	Valeant Med sp. z o.o.
Valeant spółka z ograniczoną odpowiedzialnością Europe spółka jawna	Poland	Valeant sp. z o.o. Europe sp. j.
Bausch Health Poland spółka z ograniczoną (f/k/a Valeant Pharma Poland spółka z ograniczoną odpowiedzialnością)	Poland	Bausch Health Poland sp.z o.o. (f/k/a Valeant Pharma Poland sp. z o.o.)
Amoun Pharmaceutical Romania SRL	Romania	Amoun Pharmaceutical Romania SRL
S.C. Valeant Pharma SRL	Romania	Valeant Pharma SRL
Bausch Health LLC (f/k/a VALEANT LLC)	Russia	Bausch Health LLC (f/k/a VALEANT LLC)
PharmaSwiss doo preduzeće za proizvodnju, unutrašnju, spoljnu trgovinu i zastupanje Beograd	Serbia	PharmaSwiss doo, Beograd
Bausch & Lomb (Singapore) Private Limited	Singapore	Bausch & Lomb (Singapore) Private Limited
Technolas Singapore Pte. Ltd.	Singapore	Technolas Singapore Pte. Ltd.
Bausch Health Slovakia s.r.o. (f/k/a Valeant Slovakia s.r.o.)	Slovakia	Bausch Health Slovakia s.r.o. (f/k/a Valeant Slovakia s.r.o.)
PharmaSwiss, trgovsko in proizvodno podjetje, d.o.o.	Slovenia	PharmaSwiss d.o.o.
Bausch & Lomb (South Africa) (Pty) Ltd	South Africa	Bausch & Lomb (South Africa) (Pty) Ltd
Soflens (Pty) Ltd	South Africa	Soflens (Pty) Ltd

Bausch & Lomb S.A.	Spain	Bausch & Lomb S.A.
Bausch & Lomb Nordic Aktiebolag	Sweden	Bausch & Lomb Nordic AB
Bausch & Lomb Swiss AG	Switzerland	Bausch & Lomb Swiss AG
PharmaSwiss SA	Switzerland	PharmaSwiss SA
Bausch & Lomb Taiwan Limited	Taiwan	Bausch & Lomb Taiwan Limited
Bausch & Lomb (Thailand) Limited	Thailand	Bausch & Lomb (Thailand) Limited
Bausch & Lomb Sağlik ve Optik Ürünleri Ticaret Anonim Şirketi	Turkey	Bausch & Lomb Sağlik ve Optik Ürünleri Tic.Ş.Þ
Bausch Health Limited Liability Company (f/k/a VALEANT PHARMACEUTICALS Limited Liability Company)	Ukraine	Bausch Health Limited Liability Company (f/k/a VALEANT PHARMACEUTICALS LLC)
Medpharma Pharmaceutical & Chemical Industries LLC	UAE	Medpharma Pharma & Chem Ind LLC
Bausch Health Trading DWC-LLC	UAE	Bausch Health Trading DWC-LLC
Bausch & Lomb UK Holdings Limited	United Kingdom	Bausch & Lomb UK Holdings Limited
Bausch & Lomb U.K. Limited	United Kingdom	Bausch & Lomb U.K. Limited
Sterimedix Limited	United Kingdom	Sterimedix Limited
Synergetics Surgical EU Limited	United Kingdom	Synergetics Surgical EU Limited
Salix Pharmaceuticals, Inc.	California (US)	Salix Pharmaceuticals, Inc.
Visioncare Devices, Inc.	California (US)	Visioncare Devices, Inc.
Audrey Enterprise, LLC	Delaware (US)	Audrey Enterprise, LLC
Bausch & Lomb South Asia, Inc.	Delaware (US)	Bausch & Lomb South Asia, Inc.
Bausch Foundation, LLC	Delaware (US)	Bausch Foundation, LLC
Bausch Health Americas, Inc.	Delaware (US)	Bausch Health Americas, Inc.
Bausch Health US, LLC	Delaware (US)	Bausch Health US, LLC
Eye Essentials LLC	Delaware (US)	Eye Essentials LLC
Medicis Pharmaceutical Corporation	Delaware (US)	Medicis Pharmaceutical Corporation
Oceanside Pharmaceuticals, Inc.	Delaware (US)	Oceanside Pharmaceuticals, Inc.
OraPharma, Inc.	Delaware (US)	OraPharma, Inc.
PreCision Dermatology, Inc.	Delaware (US)	PreCision Dermatology, Inc.
Salix Pharmaceuticals, Ltd.	Delaware (US)	Salix Pharmaceuticals, Ltd.
Santarus, Inc.	Delaware (US)	Santarus, Inc.
Solta Medical, Inc.	Delaware (US)	Solta Medical, Inc.
Synergetics IP, Inc.	Delaware (US)	Synergetics IP, Inc.
Unilens Corp. USA	Delaware (US)	Unilens Corp. USA
Unilens Vision Sciences Inc.	Delaware (US)	Unilens Vision Sciences Inc.
VRX Holdco LLC	Delaware (US)	VRX Holdco LLC
Synergetics, Inc.	Missouri (US)	Synergetics, Inc.
Alden Optical Laboratories, Inc.	New York (US)	Alden Optical Laboratories, Inc.
Bausch & Lomb Incorporated	New York (US)	Bausch & Lomb Incorporated

In accordance with the instructions of Item 601 of Regulation S-K, certain subsidiaries are omitted from the foregoing table.